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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 30, 2002


                                 NCR CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 001-00395

                Maryland                                          31-0387920

    (State or other jurisdiction of                           (I.R.S. Employer
     incorporation or organization)                          Identification No.)



                             1700 S. Patterson Blvd.
                               Dayton, Ohio 45479

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (937) 445-5000

                                       N/A

          (Former name or former address, if changed since last report)

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Item 5.    Other Events.

         On May 30, 2002, NCR issued a press release announcing it's intention to raise $300 million through a Rule 144A offering of senior unsecured notes due in 2009. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

         The following exhibit is filed herewith:

99.1          Press Release dated May 30, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               NCR CORPORATION


Date: May 30, 2002                                  By: /s/ Earl Shanks
                                                    ----------------------------

                                                    Senior Vice President
                                                    and Chief Financial Officer